UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 4, 2006
       ------------------------------------------------------------------------


                          INGLES MARKETS, INCORPORATED
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         North Carolina                 0-14706           56-0846267
-------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission        (IRS Employer
        of incorporation)             File Number)      Identification No.)


P.O. Box 6676, Asheville, NC 28816 (Address of principal executive offices)
                       (Zip Code)

Registrant's telephone number, including area code (828) 669-2941
                                                   --------------

       N/A (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On December 4, 2006, Ingles Markets, Incorporated ("IMKTA") issued a press release announcing financial information for its fourth fiscal quarter ended September 30, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number     Description of Exhibit
      99.1         Press release issued December 4, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INGLES MARKETS, INCORPORATED
                                  (Registrant)

Date: December 4, 2006
                                  By: /s/ Ronald B. Freeman
                                  ------------------------------
                                  Ronald B. Freeman
                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit   Description

99.1      Press Release dated December 4, 2006